UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported): May 18, 2022

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Essential Utilities, Inc.
(Exact Name of Registrant Specified in Charter)

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Pennsylvania	001-06659	23-1702594
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

762 West Lancaster Avenue
Bryn Mawr, Pennsylvania	19010-3489
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 527-8000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.50 par value	WTRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On May 18, 2022, Essential Utilities, Inc. (the “Company”) priced an offering (the “Offering”) of $500,000,000 of 5.300% Senior Notes due 2052 (the “Notes”). In connection with the Offering, the Company entered into an underwriting agreement, dated May 18, 2022 (the “Underwriting Agreement”), with PNC Capital Markets LLC, BofA Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”). The Underwriting Agreement includes customary representations, warranties and covenants by the Company. Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities.

The description of the Underwriting Agreement contained herein is qualified in its entirety by reference to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report and incorporated herein by reference.

The Offering closed on May 20, 2022. The Notes were issued and sold in a registered public offering pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-255235), including a prospectus supplement dated May 18, 2022, to the prospectus contained therein dated April 15, 2021, filed by the Company with the Securities and Exchange Commission, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Prospectus Supplement”).

Indenture

The Notes were issued pursuant to the indenture, dated as of April 23, 2019 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of April 23, 2019 (the “First Supplemental Indenture”), and the Sixth Supplemental Indenture, dated as of May 20, 2022 (the “Sixth Supplemental Indenture” and, together with the Base Indenture and First Supplemental Indenture, the “Indenture”), each between the Company and U.S. Bank Trust Company, National Association, as successor trustee. The Notes will bear interest at a rate of 5.300% per annum. Interest on the Notes will be payable semi-annually on May 1 and November 1 of each year, commencing on November 1, 2022. The Notes will mature on May 1, 2052.

The Indenture contains customary terms and covenants, including that upon certain events of default occurring and continuing, either the trustee or the holders of not less than 25% in aggregate principal amount of Notes then outstanding may declare the unpaid principal of such Notes and any accrued and unpaid interest thereon immediately due and payable. In the case of certain events of bankruptcy, insolvency or reorganization relating to the Company, the principal amount of the Notes together with any accrued and unpaid interest thereon will become due and payable.

Upon at least 10 but no more than 60 days’ notice to holders of the Notes, the Company may redeem the Notes for cash in whole, at any time, or in part, from time to time, prior to maturity, at redemption prices that include a make-whole premium, plus accrued and unpaid interest, in each case as specified in the Indenture. However, no make-whole premium will be included in the redemption prices for any redemptions on or after November 1, 2051.

The descriptions of the Indenture and the Notes contained herein are qualified in their entirety by reference to the Base Indenture, the First Supplemental Indenture and the Sixth Supplemental Indenture (including the form of global note for the Notes) filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report and are incorporated herein by reference as though each were fully set forth herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which generally include words such as “believes,” “expects,” “intends,” “anticipates,” “estimates” and similar expressions. The Company can give no assurance that any actual or future results or events discussed in these statements will be achieved. Any forward-looking statements represent its views only as of today and should not be relied upon as representing its views as of any subsequent date. Readers are cautioned that such forward-looking statements are subject to a variety of risks and uncertainties that could cause the Company’s actual results to differ materially from the statements contained in this Current Report. Such forward-looking statements include, but are not limited to statements relating to the capital to be invested by the water, wastewater, and gas distribution divisions of the Company and the use of proceeds from the offering. There are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements including, without limitation, disruptions in the global economy; financial and workforce impacts from the COVID-19 pandemic; the continuation of the Company’s growth-through-acquisition program; the Company’s continued ability to adapt itself for the future and build value by fully optimizing company assets; general economic business conditions; the Company’s ability to fund needed infrastructure; housing and customer growth trends; unfavorable weather conditions; the success of certain cost-containment initiatives; changes in regulations or regulatory treatment; availability and access to capital; the cost of capital; disruptions in the credit markets; the success of growth initiatives; the Company’s ability to successfully close municipally owned systems presently under agreement; the Company’s ability to continue to deliver strong results; the Company’s ability to continue to pay its dividend, add shareholder value and grow earnings; municipalities’ willingness to privatize their water and/or wastewater utilities; the Company’s ability to control expenses and create and maintain efficiencies; the Company’s ability to acquire municipally owned water and wastewater systems listed in its “pipeline”; and other factors discussed in this Current Report on Form 8-K and in our Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2022, and in our Quarterly Report on Form 10-Q, which was filed with the SEC on May 10, 2022 and the Prospectus Supplement. For more information regarding risks and uncertainties associated with the Company’s business, please refer to the Company’s annual, quarterly and other SEC filings. The Company is not under any obligation – and expressly disclaims any such obligation – to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

1.1	Underwriting Agreement, dated May 18, 2022, among Essential Utilities, Inc. and PNC Capital Markets LLC, BofA Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I thereto.

4.1	Indenture, dated as of April 23, 2019, between Aqua America, Inc. and U.S. Bank N.A., as trustee (previously filed as Exhibit 4.4 to the Company’s current report on Form 8-K filed April 23, 2019).

4.2	First Supplemental Indenture, dated as of April 23, 2019, between Aqua America, Inc. and U.S. Bank N.A., as trustee (previously filed as Exhibit 4.5 to the Company’s current report on Form 8-K filed April 23, 2019).

4.3	Sixth Supplemental Indenture, dated as of May 20, 2022 between Essential Utilities, Inc. and U.S. Bank Trust Company, National Association, as trustee.

4.4	Form of Global Note for the Notes (included in Exhibit 4.3).

5.1	Opinion of Simpson Thacher & Bartlett LLP.

5.2	Opinion of Ballard Spahr LLP.

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1).

23.2	Consent of Ballard Spahr LLP (included in Exhibit 5.2).

104	Cover Page Interactive Data File (formatted in inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Essential Utilities, INC.

Date: May 20, 2022	By:	/s/ Christopher P. Luning
	Name:	Christopher P. Luning
	Title:	Executive Vice President, General Counsel and Secretary